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                                                                   EXHIBIT 10.27

                                 Letters patent
                                Patents Act 1990
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Commonwealth                                                              No.
of Australia                                                              695346


                                STANDARD PATENT


I, Janet Lucille Warner, Acting Commissioner of Patents, grant a Standard Patent with the following particulars:

Name and Address of Patentee:
Paul L. Simmons, 6223 Pasadena Point Boulevard Gulfport FL 33707 United States Of America

Name of Actual Inventor: Paul L. Simmons

Title of Invention: Non-toxic hypocompatible biodegradable germicide

Application Number: 73298/94

Term of Letters Patent: Twenty years commencing on 15 July 1994

Priority Details:

Number
092556

Date
16 July 1993

Filed with
UNITED STATES OF AMERICA



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                                    Dated this 26 day of November 1998

                                             /s/ Janet Werner

                                               J.L. WERNER
                                      ACTING COMMISSIONER OF PATENTS